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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------



                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 14, 2003

                              MEDINEX SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                     000-26337                 82-0514605
(State of incorporation)            (Commission             (I.R.S. Employer
                                    File Number)          Identification Number)


             18300 Sutter Boulevard,
             Morgan Hill, California                              95037
     (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (408) 782-2005


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

ITEM     7.   FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of the Business Acquired. The audited financial statements of Medinex Systems, Inc. and related subsidiaries required by this Item 7(a) were previously filed as part of the Registrant's Current Report on Form 8-K as filed with the Commission on November 20, 2003.

         (b)  Pro  Forma  Financial  Information  (Unaudited).   The  pro  forma
financial statements required by this Item 7(b) are attached following the signature page of this Current Report.

         (c) Exhibits

             None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on January 23, 2004 on its behalf by the undersigned, thereto duly authorized.

                              MEDINEX SYSTEMS, INC.



                                              BY: /s/ Michele Whatmore
                                                 -------------------------------
                                                 Michele Whatmore, its President

                              MEDINEX SYSTEMS, INC.

                   PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

                                 AUGUST 31, 2003

                        (Amounts Expressed in US Dollars)

                                   (Unaudited)

                              MEDINEX SYSTEMS, INC.

                   PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

                                 AUGUST 31, 2003

                        (Amounts Expressed in US Dollars)

                                   (Unaudited)



                                TABLE OF CONTENTS


Pro-forma Consolidated Balance Sheets                                          1

Pro-forma Consolidated Statements of Operations                                2

Notes to Pro-forma Consolidated Financial Statements                       3 - 4


MEDINEX SYSTEMS, INC.
Pro-Forma Consolidated Balance Sheets
As of August 31, 2003
(Unaudited)
(Amounts Expressed in US Dollars)
                                                                          Proforma       Proforma
                                               901133       Medinex     Adjustment   consolidated

                                                 $             $             $             $
                                 ASSETS

CURRENT ASSETS

    Cash                                        36,315          --                        36,315
    Marketable and other securities                909          --                           909
    Accounts receivable                        497,530          --                       497,530
    Income tax recoverable                      16,621          --                        16,621
    Inventory                                   97,286          --                        97,286
    Prepaid expenses                            45,568          --                        45,568
                                            ----------    ----------                  ----------

                                               694,229          --                       694,229

PROPERTY, PLANT AND
    EQUIPMENT                                  916,885          --                       916,885
                                            ----------    ----------                  ----------

                                             1,611,114          --                     1,611,114
                                            ==========    ==========                  ==========


                        LIABILITIES

CURRENT LIABILITIES

    Bank indebtedness                          425,056          --                       425,056
    Accounts payable and
         accrued liabilities                   185,516           332                     185,848
    Current portion of long-term debt          128,740          --                       128,740
                                            ----------    ----------                  ----------

                                               739,312           332                     739,644

LONG-TERM DEBT                                 587,150       587,150

DUE TO RELATED PARTIES                         683,055        21,475                     704,530
                                            ----------    ----------                  ----------

                                             2,009,517        21,807                   2,031,324
                                            ----------    ----------                  ----------


                 STOCKHOLDERS' DEFICIENCY

CAPITAL STOCK                                       63          --                            63

ACCUMULATED OTHER
    COMPREHENSIVE LOSS                         (36,124)         --         (21,807)      (57,931)

DEFICIT                                       (362,342)      (21,807)       21,807      (362,342)
                                            ----------    ----------                  ----------

                                              (398,403)      (21,807)                   (420,210)
                                            ----------    ----------                  ----------

                                             1,611,114          --                     1,611,114
                                            ==========    ==========                  ==========


MEDINEX SYSTEMS, INC.
Pro-Forma Consolidated Statements of Operation
For the nine months period ended August 31, 2003
(Unaudited)
(Amounts Expressed in US Dollars)
                                                                              Proforma
                                                901133        Medinex     consolidated

                                                  $              $              $

SALES                                          2,744,038           --        2,744,038

COST OF SALES                                  1,716,518           --        1,716,518
                                             -----------    -----------    -----------


GROSS PROFIT                                   1,027,520           --        1,027,520
                                             -----------    -----------    -----------

OPERATING EXPENSES

    General and administrative expenses        1,180,036         21,807      1,201,843
    Long-term debt interest                       45,074           --           45,074
    Amortization                                  99,228           --           99,228
                                             -----------    -----------    -----------

                                               1,324,338         21,807      1,346,145
                                             -----------    -----------    -----------

LOSS FROM OPERATIONS                            (296,818)       (21,807)      (318,625)

OTHER INCOME

    Other income                                  16,518           --           16,518
    Interest income                                  198           --              198
                                             -----------    -----------    -----------

                                                  16,716           --           16,716
                                             -----------    -----------    -----------

NET LOSS                                        (280,102)       (21,807)      (301,909)
                                             ===========    ===========    ===========



Net loss per share, basic and diluted                                      $     (0.01)
                                                                           ===========


Weighted average common shares outstanding                                  21,203,653
                                                                           ===========

MEDINEX SYSTEMS, INC.
Notes to Pro-Forma Consolidated Financial Statements
August 31, 2003
(Unaudited)
(Amounts Expressed in US Dollars)




1.   Securities Exchange Agreement and Reverse Acquisition

     On November 14, 2003, Medinex Systems, Inc. ("Medinex"), a publically traded company, entered into a Securities Exchange Agreement with 901133 Alberta Ltd., a Canadian corporation ("901133"). In exchange for the acquisition of the 100% interest in 901133, the shareholders of 901133 were issued a total of 15,000,000 Common shares of Medinex. The 15,000,000 shares of Common Stock referenced herein as issued in the Exchange includes 10,267,840 shares of common stock issued by Maxus Holdings, Inc. (the "Exchangeable Shares") that are immediately exchangeable, at the option of the holder at any time, for shares of Common Stock of Medinex on a one for one basis. The holders of Exchangeable Shares have equal economic value as shareholders of common stock. Each Exchangeable Share entitles the holder to one vote at meetings of shareholders of Medinex. Following the share exchange, the former shareholders of 901133 hold 70.74% of the 21,203,653 shares of common stock of Medinex. Consequently, even though Medinex is the legal acquirer, this transaction will be treated as an acquisition of Medinex by 901133 and as a recapitalization by 901133 for accounting purposes.


2.   Pro-forma Financial Statements


     The unaudited pro-forma consolidated financial statements are provided for information purposes only and do not purport to represent what the consolidated financial statements and results of operations would have been had the acquisition and recapitalization in fact occurred on the dates indicated. The following unaudited pro-forma consolidated balance sheets represent the financial position of 901133 and Medinex as of August 31, 2003. The unaudited pro-forma consolidated statements of operations give effect to the proposed recapitalization of 901133 and Medinex for the period ended August 31, 2003 assuming the merger occurred in the earliest period. The unaudited pro-forma consolidated financial statements are presented for illustrative purposes only. The pro-forma adjustments are based upon available information and assumptions that management believes are reasonable.

     There are no intercompany transactions between 901133 and Medinex during the period presented.


3.   Pro-forma Adjustments

     The unaudited consolidated financial statements include an adjustment to record the recapitalization described in note 1 above.


MEDINEX SYSTEMS, INC.
Notes to Pro-Forma Consolidated Financial Statements
August 31, 2003
(Unaudited)
(Amounts Expressed in US Dollars)




4.   CAPITAL STOCK

     Authorized

     10,000,000 Preferred stock, $0.01 par value
     100,000,000 Common stock, $0.01 par value
                                                         Number of
                                                       Common shares        Amount
                                                       -------------    -------------
                                                                              $

     Balance, prior to pro-forma adjustments              31,203,653          312,037
     Cancellation of shares                              (25,000,000)        (250,000)
     Pursuant to acquisition of Medinex                   15,000,000          150,000
     Discount due to issuance at less than par value            --           (211,974)
                                                       -------------    -------------

     Balance, subsequent to pro-forma adjustments         21,203,653               63
                                                       =============    =============



































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